STATE FARM MUTUAL FUND TRUST

June 16, 2008 Supplement to the Prospectus dated May 1, 2008

The information in this supplement updates information in, and should be read in conjunction with, the Prospectus.

On June 13, 2008, the Board of Trustees of State Farm Mutual Fund Trust (“the Board”) unanimously took the following actions, each of which is anticipated to become effective on September 2, 2008:

•

Terminated the Investment Sub-Advisory Agreement between State Farm Mutual Fund Trust (the “Trust”), State Farm Investment Management Corp. (the “Adviser”) and Capital Guardian Trust Company with respect to the Trust’s Equity Fund and International Equity Fund;

•	Appointed Bridgeway Capital Management, Inc. and Westwood Management Corp. as investment sub-advisers to the Equity Fund; and

•	Appointed Marsico Capital Management, LLC and Northern Cross, LLC as investment sub-advisers to the International Equity Fund.

There is no change in the Investment Advisory and Management Services agreement between the Trust and the Adviser and, therefore, shareholders of the Equity Fund and the International Equity Fund will pay the same investment advisory and management service fees after the effective date of these changes as before.

Shareholders of the Equity Fund and the International Equity Fund will receive detailed information after September 2, 2008 about the Board’s actions described above.

Please retain this Supplement for future reference.

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